Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents [abstract]
Cash and cash equivalents	Cash and cash equivalents
Accounting policies
Cash and cash equivalents include cash on hand, deposits held at call with external financial institutions, money market funds, and short-term deposits and other short-term highly liquid investments with original maturities of three months or less. They are both readily convertible to known amounts of cash and so near to their maturity that they present insignificant risk of changes in value because of changes in interest rates. Amounts held in money market funds are classified as cash equivalents and are measured as level 1 fair value financial instruments.
The following table presents the allocation between the Company’s cash and cash equivalents (in USD thousands):

	December 31,
	2024	2023
Cash on hand	$13,783	$16,068
Total cash	$13,783	$16,068

Money market funds	$39,586	$60,683
Term deposits less than 3 months	26,857	46,500
Total cash equivalents	$66,443	$107,183

Cash and cash equivalents	$80,226	$123,251
Designated cash
Previously, the Company had designated cash in a separate bank account to be used exclusively to settle potential liabilities arising from claims against Directors and Officers covered under the Company’s Directors and Officers Insurances Policy (“D&O Policy”). Setting up the designated account significantly reduced the premiums associated with the D&O Policy. As of December 31, 2023 the Company had $15 million of designated cash in a separate bank account to be used exclusively to settle potential liabilities arising from claims against Directors and Officers covered under the Company’s D&O Policy. In June 2024, the Company renewed the policy and under the new D&O policy removed the requirement for the Company to maintain a designated cash amount. The new D&O policy and elimination of designated cash went into effect in July 2024.